Exhibit 10.1

Dated 5 July 2007

THE COMPANIES

listed in Schedule 1

as joint and several Borrowers

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Part A of Schedule 2

as Lenders

-and-

FORTIS BANK

(formerly called Fortis Bank N.V./S.A.)

as Mandated Lead Arranger

and Underwriter

-and-

THE GOVERNOR AND COMPANY OF THE

BANK OF SCOTLAND, BAYERISCHE HYPO-UND

VEREINSBANK AG and HSH NORDBANK AG

as Joint Lead Arrangers

-and-

NIBC BANK N.V.

as Co-Arranger

-and-

FORTIS BANK (NEDERLAND) N.V.

as Agent, Security Trustee and Sole Bookrunner

-and-

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Part B of Schedule 2

as Swap Banks

SECOND

SUPPLEMENTAL AGREEMENT

in relation to a Loan Agreement dated

19 July 2006 for a revolving credit facility of

(originally) up to US$735,000,000

CONSTANT & CONSTANT

2, Defteras Merarchias

185 35 Piraeus

Greece

INDEX

Clause		Page No.
1	DEFINITIONS	2

2	AGREEMENT OF THE CREDITOR PARTIES	4

3	CONDITIONS	4

4	AMENDMENTS TO LOAN AGREEMENT AND FINANCE DOCUMENTS	5

5	RELEASE	12

6	CONTINUANCE OF LOAN AGREEMENT AND FINANCE DOCUMENTS	13

7	REPRESENTATIONS AND WARRANTIES	13

8	FURTHER ASSURANCES	14

9	FEES AND EXPENSES	14

10	COMMUNICATIONS	14

11	SUPPLEMENTAL	14

12	LAW AND JURISDICTION	15

SCHEDULE 1 BORROWERS		23

SCHEDULE 2 PART A LENDERS AND COMMITMENTS		23

PART B SWAP BANKS		23

SCHEDULE 3 SECURITY PARTY CONFIRMATION LETTER		23

SCHEDULE 4 CONDITIONS PRECEDENT		23

SCHEDULE 5 PRE DELIVERY SECURITY ASSIGNMENT		23

THIS SECOND SUPPLEMENTAL AGREEMENT dated 5 July 2007 and made

BETWEEN:

(1)	THE COMPANIES listed in Schedule 1, as joint and several Borrowers;

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Part A of Schedule 2, as Lenders;

(3)	FORTIS BANK (formerly called Fortis Bank N.V./S.A.) as Mandated Lead Arranger and Underwriter;

(4)	THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, BAYERISCHE HYPO—UND VEREINSBANK AG and HSH NORDBANK AG as Joint Lead Arrangers;

(5)	NIBC BANK N.V. as Co-Arranger;

(6)	FORTIS BANK (NEDERLAND) N.V., as Agent, Security Trustee and Sole Bookrunner; and

(7)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Part B of Schedule 2, as Swap Banks

IS SUPPLEMENTAL to a Loan Agreement dated 19 July 2006 as amended by a First Supplemental Agreement dated 14 March 2007 (together the “Loan Agreement”) each made between (i) the Borrowers as joint and several borrowers, (ii) the Lenders, (iii) the Mandated Lead Arranger and Underwriter, (iv) the Joint Lead Arrangers, (v) the Co-Arranger, (vi) the Agent, Security Trustee and Sole Bookrunner and (vii) the Swap Banks, pursuant to which the Lenders made available to the Borrowers a revolving credit facility of (originally) up to $735,000,000 upon the terms and for the purposes therein specified.

WHEREAS:

(A)	As at the date hereof, the Maximum Available Amount (as permanently reduced) under the Loan Agreement is $865,000,000 and the total amount in respect of principal outstanding under the Loan Agreement is $865,000,000.

(B)	Pursuant to the terms of the Loan Agreement, the Borrowers will make a mandatory prepayment in the aggregate amount of US$185,000,000 in respect of the sale of seven of the Existing Ships, and have requested that the parties hereto give their consent to (inter alia) (i) the reborrowing of part of the amount so prepaid for the purposes of financing part of the Acquisition Cost of the Third Additional Ship on a pre and post delivery basis, (ii) the rescheduling of the Permanent Commitment Reductions and (iii) the release of certain of the Borrowers from their obligations under the Loan Agreement and relevant Finance Documents.

(C)	The parties hereto have agreed to give such consent on the terms and subject to the conditions herein set out.

NOW THEREFORE IT IS HEREBY AGREED

1	DEFINITIONS

1.1	Words and expressions defined in the Loan Agreement and the recitals hereto and not otherwise defined herein shall have the same meanings when used in this Second Supplemental Agreement.

1.2	In this Second Supplemental Agreement, unless the contrary intention appears:

“Effective Date” means the date on which the Agent notifies the Lenders that it has received in full the aggregate amount of $185,000,000 comprising the Mandatory Prepayment;

“First Mortgage Addendum” means:

(a)	in relation to the Second Additional Ship, the first addendum to the first priority Malta Mortgage over the Second Additional Ship, executed or to be executed by the Second Additional Ship Owner in favour of the Security Trustee; and

(b)	in relation to “IRON BROOKE” and “IRON MANOLIS”, the first addendum to the first preferred Marshall Islands Mortgage over each such Ship, executed or to be executed by the relevant New Ship Owner in favour of the Security Trustee,

each	in such form as the Lenders may approve or require;

“Mandatory Prepayment” means the aggregate sum of $185,000,000 payable by the Borrowers to the Agent in respect of the sale of the Released Ships, and to be paid as follows:

(a)	in relation to each of the first six Released Ships to be sold, a prepayment in the amount of $26,400,000 per Released Ship; and

(b)	in relation to the final Released Ship to be sold, a prepayment in the amount of $26,600,000;

“Performance Guarantee” means the letter of guarantee dated 25 April 2007 of the obligations of the Third Additional Ship Seller under the Third Additional Ship MOA, executed by the Performance Guarantor in favour of Iron Endurance Shipco LLC (“Iron Endurance”);

“Performance Guarantor” means Itochu Corporation of 5-1, Kita-Aoyama 2-chome, Minato-Ku, Tokyo 107-8077, Japan;

“Pre delivery Period” means the period commencing on the Effective Date and ending on the date of delivery of the Third Additional Ship to Iron Endurance under the Third Additional Ship MOA;

“Pre delivery Security Assignment” means, in relation to the Third Additional Ship, the assignment of all of the rights of Iron Endurance under (a) the Third Additional Ship MOA, (b) the Refund Guarantees and (c) the Performance Guarantee, executed or to be executed in favour of the Security Trustee substantially in the form of Schedule 18;

“Refund Guarantees” means:

(a)	the irrevocable and unconditional guarantee number 211GLJ-92214407 dated 25 April 2007 issued by the Refund Guarantor in favour of Iron Endurance in respect of the first instalment paid by Iron Endurance under the Third Additional Ship MOA; and

(b)	each of the irrevocable and unconditional guarantees to be issued by the Refund Guarantor in favour of Iron Endurance in respect of the second and third instalments payable by Iron Endurance under the Third Additional Ship MOA, each to be in a form and substance acceptable to the Agent;

“Refund Guarantor” means Sumitomo Mitsui Banking Corporation of Marunouchi 1-chome, Chiyoda-Ku, Tokyo, Japan;

“Released Finance Documents” means (a) the first preferred Marshall Islands Mortgage over the relevant Released Ship, (b) the General Assignment over the relevant Released Ship, (c) the Charterparty Assignment in relation to the relevant Released Ship, (d) the Manager’s Undertaking in relation to the relevant Released Ship, (e) the Agency and Trust Deed as it pertains to the Released Borrower owning such Released Ship and (f) the Accounts Pledges as they pertain to the Released Borrower owning such Released Ship;

“Released Ships” means each of “FEARLESS I”, “KING COAL”, “COAL GLORY”, “COAL AGE”, “IRON MAN”, “BARBARA” and “LINDA LEAH”;

“Released Borrowers” means each of Fearless Shipco LLC, King Coal Shipco LLC, Coal Glory Shipco LLC, Coal Age Shipco LLC, Iron Man Shipco LLC, Barbara Shipco LLC and Linda Leah Shipco LLC;

“Remaining Existing Ships” means each of “COAL PRIDE”, “IRON BEAUTY” and “KIRMAR”;

“Second Mortgage Addendum” means, in relation to each of the Remaining Existing Ships, each of the New Ships (other than “IRON BROOKE” and “IRON MANOLIS”) and the First Additional Ship, the second addendum to the first preferred Marshall Islands Mortgage over each such Ship, executed or to be executed by the relevant Existing Ship Owner or New Ship Owner or First Additional Ship Owner (as the case may be) in favour of the Security Trustee, in such form as the Lenders may approve or require;

“Third Additional Ship” means the 180,000 dwt newbuilding capesize bulk carrier currently under construction by Imabari Shipbuilding Co., Ltd. in Japan with hull no. S-2288, which is to be purchased by Iron Endurance pursuant to the Third Additional Ship MOA and registered in its name under an Approved Flag;

“Third Additional Ship Advance” means an Additional Ship Advance which is to be made available in up to 4 Tranches and which is to be used to part finance the acquisition of the Third Additional Ship by Iron Endurance on a pre and post delivery basis;

“Third Additional Ship Charter” means the time charterparty made or to be made between Iron Endurance as owner and Transfield Er Cape Ltd. as time charterer, for a period of five years and at a net rate of US$39,000 per day;

“Third Additional Ship MOA” means the memorandum of agreement dated 25 April 2007 (as the same may be amended) made between the Third Additional Ship Seller as seller and Iron Endurance as buyer for the purchase of the Third Additional Ship by Iron Endurance, the Acquisition Cost of which shall not exceed $92,000,000;

“Third Additional Ship Seller” means Cosmos World Maritime S.A. of Panama;

“Tranche” means each portion of the Third Additional Ship Advance, to be made available in accordance with and pursuant to Clause 4.2.

1.3	Where the context so admits words importing the singular number only shall include the plural and vice versa and words importing persons shall include firms and corporations. Clause headings are inserted for convenience of reference only and shall be ignored in construing this Second Supplemental Agreement. References to Clauses are to clauses of this Second Supplemental Agreement save as may be otherwise expressly provided in this Second Supplemental Agreement.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	The Creditor Parties, relying upon each of the representations and warranties set out in Clauses 7.1 and 7.2 of this Second Supplemental Agreement, hereby agree with the Borrowers, subject to and upon the terms and conditions of this Second Supplemental Agreement and in particular, but without limitation, subject to and with effect from the fulfillment of the conditions precedent set out in Clause 3.1, to:

(a)	the release of the relevant Released Borrower from its obligations under the Loan Agreement and Released Finance Documents relating to the relevant Released Borrower;

(b)	the execution and registration of a discharge in respect of the Mortgage over the relevant Released Ship and of deeds of release in respect of such of the security constituted by the Released Finance Documents relating to that Released Borrower; and

(c)	the execution by the Holding Company of a guarantee of the obligations of each Released Borrower under the sale and leaseback arrangements relating to each Released Ship (and in respect of which the parties agree that the provisions of Clause 12.3(c) of the Loan Agreement are hereby waived).

2.2	The Creditor Parties, relying upon each of the representations and warranties set out in Clauses 7.1 and 7.2 of this Second Supplemental Agreement, hereby agree with the Borrowers, subject to and upon the terms and conditions of this Second Supplemental Agreement and in particular, but without limitation, subject to and with effect from the Effective Date, to the amending, varying and supplementing of the Loan Agreement in accordance with the terms of Clause 4.1.

3	CONDITIONS

3.1	The agreement of the Creditor Parties contained in Clause 2.1 of this Second Supplemental Agreement shall be expressly subject to the condition that the Agent shall have received in form and substance satisfactory to the Agent and its legal advisers on or before the signature hereof:-

(a)	documents of the kind specified in Schedule 5, Part A, Paragraphs 3, 4 and 5 of the Loan Agreement (as amended and supplemented by, and updated with appropriate modifications to refer to, this Second Supplemental Agreement);

(b)	an original of this Second Supplemental Agreement, duly executed by the parties to it;

(c)	receipt of the relevant amount of the Mandatory Prepayment relating to the relevant Released Ship;

(d)	a duly executed confirmation from each Security Party in the form of Schedule 3 hereto, confirming that (notwithstanding the amendments made to the Loan Agreement pursuant to this Second Supplemental Agreement) the Finance Documents to which it is a party and its obligations thereunder remain valid and binding; and

(e)	documentary evidence from the existing agent for service of process appointed on behalf of the Borrowers under the Loan Agreement confirming that their existing appointment covers service of process on behalf of the Borrowers under this Second Supplemental Agreement.

3.2	The agreement of the Creditor Parties contained in Clause 2.2 of this Second Supplemental Agreement shall be expressly subject to the condition that the Agent shall have received in form and substance satisfactory to the Agent and its legal advisors on or before the Effective Date:

(a)	receipt in full of the aggregate amount of $185,000,000 comprising the total Mandatory Prepayment (and in respect of which the parties agree that the provisions of Clause 8.8(b) of the Loan Agreement are hereby waived);

(b)	an original of the First Mortgage Addendum and of each Second Mortgage Addendum, duly executed by each of the parties thereto, together with evidence that (i) each First Mortgage Addendum has been duly registered against the relevant Ship at the Ships Registry in Malta in accordance with the laws of Malta or at the Consulate of the Marshall Islands in Piraeus in accordance with the laws of the Marshall Islands (as the case may be), and (ii) each Second Mortgage Addendum has been duly registered against the relevant Ship at the Consulate of the Marshall Islands in Piraeus in accordance with the laws of the Marshall Islands; and

(c)	a favourable legal opinion from lawyers appointed by the Lenders on such matters concerning the laws of the Marshall Islands, Malta and such other relevant jurisdictions as the Lenders may require.

4	AMENDMENTS TO LOAN AGREEMENT AND FINANCE DOCUMENTS

4.1	In consideration of the agreement of the Creditor Parties contained in Clause 2.1 of this Second Supplemental Agreement, the Borrowers hereby agree with the Creditor Parties that the provisions of the Loan Agreement shall, as of the date on which the conditions precedent set out in Clause 3.2 have been complied with to the satisfaction of the Agent, be varied and/or amended and/or supplemented as follows:-

(a)	by adding in Clause 1.1 thereof each of the definitions in Clause 1.2 of this Second Supplemental Agreement;

(b)	by deleting the definition of Additional Ship Advance in Clause 1.1 thereof and replacing it with the following:

“ “ Additional Ship Advance” means each Advance which is to be used in financing on delivery or (in the case of the Third Additional Ship) prior to and upon delivery part of the Acquisition Cost of an Additional Ship and which is to be made available in accordance with and pursuant to Clauses 2.3 and 4.2;”;

(c)	by deleting the definition of Drawdown Date in Clause 1.1 thereof and replacing it with the following:

“ “Drawdown Date” means, in relation to an Advance or a Tranche, the date requested by the Borrowers for the Advance or Tranche to be made or (as the context requires) the date on which the Advance or Tranche is actually made;”;

(d)	by deleting the definition of Availability Period in Clause 1.1 thereof and replacing it with the following:

“ “Availability Period” means the period commencing on the date of this Agreement and ending on:

(a)	in the case of:

(i)	the Existing Ships Advance, 31 July 2006;

(ii)	a New Ship Advance, 30 June 2007;

(iii)	the First Additional Ship Advance, 31 May 2007;

(iv)	the Second Additional Ship Advance, 31 May 2007;

(v)	the final Tranche under the Third Additional Ship Advance, 31 December 2008;

(vi)	the Working Capital Advance, the date falling one month prior to the Final Maturity Date,

(or, in respect of any of the Advances or Tranches referred to in this paragraph (a), such later date as the Agent may, with the authorisation of all the Lenders, agree with the Borrowers); or

(b)	if earlier, the date on which the Total Commitments are fully cancelled or terminated;”;

(e)	by deleting the definition of Charter in Clause 1.1 thereof and replacing it with the following:

“ “Charter” means:

(a)	in the case of each of the Remaining Existing Ships, the time charterparty thereof details of which are set out in Schedule 3, Part A;

(b)	in the case of “BULK THREE” (tbr “GRAIN HARVESTER”), the time charterparty dated 23 January 2004 and made between Metrostar (as agent for Excellence Shipping Corporation) as owner and the Charterer as time charterer, as novated in favour of Grain Harvester Shipco LLC as owner pursuant to the Charter Novation Agreement;

(c)	in the case of “BULK FOUR” (tbr “IRON BRADYN”), (i) the time charterparty dated 17 November 2004 and made between Metrostar (as agent for Conveyer Shipping Corporation) as owner and the Charterer as time charterer, as novated in favour of Iron Bradyn Shipco LLC as owner pursuant to the Charter Novation Agreement and (ii) after redelivery under such time charterparty, the Master Charter;

(d)	in the case of each of the New Ships (including “BULK FOUR”, after redelivery under its respective current time charterparty, but excluding “BULK THREE”), the Master Charter or, where the Master Charter is terminated for whatsoever reason prior to 31 December 2010, such time charterparty entered into with such charterer as shall be acceptable to the Majority Lenders in their sole discretion;

(e)	in the case of the First Additional Ship, the First Additional Ship Charter;

(f)	in the case of the Second Additional Ship, the Second Additional Ship Charter;

(g)	in the case of the Third Additional Ship, the Third Additional Ship Charter; and

(h)	after expiry of the First Additional Ship Charter, the Second Additional Ship Charter or the Third Additional Ship Charter, such time charterparty as shall be entered into between the relevant Additional Ship Owner and any time charterer, or, in any other case, such other time charterparty or contract of affreightment or other contract of employment in respect of a Ship in excess of twelve (12) months duration;”;

(f)	by deleting the definition of Finance Documents in Clause 1.1 thereof and replacing it with the following:

“ “Finance Documents” means:

(a)	this Agreement;

(b)	the Agency and Trust Deed;

(c)	each Master Agreement (where entered into by the Borrowers with a Swap Bank);

(d)	each Master Agreement Assignment (but only where the Borrowers have entered into a Master Agreement with a Swap Bank);

(e)	the Mortgages;

(f)	the General Assignments;

(g)	the Account Pledges;

(h)	the Charterparty Assignments

(i)	the Manager’s Undertakings;

(j)	the Pre delivery Security Assignment; and

(k)	any other document (whether creating a Security Interest or not) which is executed at any time by any Borrower or any other person as security for, or to establish any form of subordination or priorities arrangement in relation to, any amount payable to the Lenders and/or the Swap Banks under this Agreement or any of the documents referred to in this definition;

(g)	by deleting the definition of Maximum Available Amount in Clause 1.1 thereof and replacing it with the following:

“ “Maximum Available Amount” means the amount of $735,200,000 (a) as the same shall be reduced by the Permanent Commitment Reductions set out in Clause 8.1 and/or made pursuant to Clause 8.8 (i) and (b) as the same may be reduced by any voluntary cancellations pursuant to Clause 8.12;”;

(h)	by deleting the definition of Underlying Documents in Clause 1.1 thereof and replacing it with the following:

“ “Underlying Documents” means the MOA’s, the Charters, the Charter Novation Agreement, the Refund Guarantees and the Performance Guarantee;”;

(i)	by deleting Clause 4.1 thereof and replacing it with the following:

“4.1 Request for an Advance/Tranche. Subject to the following conditions, the Borrowers may request an Advance or a Tranche to be made by ensuring that the Agent receives a completed Drawdown Notice not later than 11:00 a.m. (London time) 3 Business Days prior to the intended Drawdown Date.”;

(j)	by deleting Clause 4.2 thereof and replacing it with the following:

“4.2	Availability. The conditions referred to in Clause 4.1 are that:

(a)	a Drawdown Date has to be a Business Day during the Availability Period;

(b)	each Advance shall be made available in a single amount (other than the Third Additional Ship Advance and the Working Capital Advance) and shall not exceed the Total Available Commitments at the time such Advance (or part thereof) is made;

(c)	the Existing Ships Advance shall not exceed $90,000,000 (plus accrued interest and fees related thereto) and shall be applied in refinancing the Existing Indebtedness secured against the Existing Ships and thereafter in financing part of the Acquisition Cost of the Additional Ships;

(d)	each New Ship Advance shall be applied in financing part of the Acquisition Cost of the relevant New Ship, and shall not exceed 90% of the Fair Market Value of the New Ship whose purchase price is to be part-financed by that New Ship Advance (as determined in accordance with the valuations referred to in paragraph 11 of Schedule 5, Part B);

(e)	the aggregate of the New Ship Advances shall not exceed (i) 90% of the Acquisition Cost of the New Ships (other than the Undelivered New Ships) and (ii) 90% of the Acquisition Cost of the Undelivered New Ships, plus in each case any relevant fees and expenses incurred by the Borrowers in connection with this Agreement;

(f)	the Working Capital Advance outstanding at any time shall not exceed $20,000,000 and may be drawn from time to time (following drawdown of the Existing Ships Advance) for general corporate and limited liability company purposes of the Borrowers;

(g)	an Additional Ship Advance may only be drawn following re-financing of the Existing Indebtedness and delivery to the relevant New Ship Owner of each of the New Ships;

(h)	subject always to the provisions of Clause 4.2(g), each Additional Ship Advance shall not exceed 75% of the Fair Market Value of the Additional Ship whose purchase price is to be part-financed by that Additional Ship Advance (as determined in accordance with the valuations referred to in paragraph 10 of Schedule 5, Part C);

(i)	subject always to the provisions of Clauses 4.2 (g) and (h), the First Additional Ship Advance shall not exceed the lower of (i) 50.8% of the Acquisition Cost of the First Additional Ship and (ii)$46,990,000 and the Second Additional Ship Advance shall not exceed the lower of (i) 90% of the Acquisition Cost of the Second Additional Ship and (ii)$65,700,000;

(j)	subject always to the provisions of Clauses 4.2 (g) and (h), the Third Additional Ship Advance shall not exceed the lower of (i) 60% of the Acquisition Cost of the Third Additional Ship and (ii) $55,200,000 and shall be made available by way of four (4) Tranches as follows:

(A)	up to $5,520,000 in reimbursement to the Borrowers of 60% of the amount of the first instalment paid by Iron Endurance to the Third Additional Ship Seller under the Third Additional Ship MOA;

(B)	up to $5,520,000 representing 60% of the amount of the second instalment due by Iron Endurance to the Third Additional Ship Seller upon issue of the relevant Refund Guarantee under the Third Additional Ship MOA;

(C)	up to $16,560,000 representing 60% of the amount of the third instalment due by Iron Endurance to the Third Additional Ship Seller upon issue of the relevant Refund Guarantee under the Third Additional Ship MOA;

(D)	up to $27,600,000 representing 60% of the amount of the fourth instalment due by Iron Endurance to the Third Additional Ship Seller upon delivery of the Third Additional Ship under the Third Additional Ship MOA;

(k)	any amount undrawn in respect of the Working Capital Advance may be borrowed at a later date subject to the satisfaction of the other conditions of this Clause 4.2 and Clause 8.10; and

(l)	the aggregate of the Advances (or part thereof) outstanding at any time shall not exceed the Total Commitments as at such time.”;

(k)	by construing all references to “Advance” in Clauses 4.3, 4.4, 4.5, 4.6 and 4.7 as references to “Advance or Tranche (as the case may be)”;

(l)	by construing all references to “Advance” in Clauses 5 and 6 as references to “Advance or Tranche (as the case may be)”;

(m)	by deleting Clauses 8.1 and 8.2 thereof and replacing them with the following:

“8.1

Amount of Permanent Commitment Reductions. The Total Available Commitments shall be permanently reduced by twenty nine (29) consecutive quarterly Permanent Commitment Reductions, the first two (2) of which reductions shall be in the amount of $10,000,000 each, the next four (4) of which reductions shall be in the amount of $13,750,000 each and the final twenty three (23) of which reductions shall be in the amount of $12,125,000 each, together with a balloon reduction (the “Balloon Reduction”) equal to the lesser of (i) $381,325,000 and (ii) the Commitments remaining following the occurrence of the twenty ninth (29th) and final such reduction. All Permanent Commitment Reductions shall be applied against the Commitments of each Lender pro rata.

8.2	Permanent Commitment Reduction Dates. The first Permanent Commitment Reduction shall occur no later than 1 July 2007 and the last Permanent Commitment Reduction, together with the Balloon Reduction, shall occur on the Final Maturity Date.”;

(n)	by adding a new Clause 8.15 as follows:

“8.15	Pre delivery Period. For the avoidance of doubt, it is hereby agreed by the parties hereto that all Permanent Commitment Reductions made during the Pre delivery Period will be treated as repayments of the outstanding amount of the Loan and accordingly will reduce both the Maximum Available Amount and the outstanding amount of the Loan.”;

(o)	by deleting Clauses 9.1 and 9.2 thereof and replacing them with the following:

“9.1	Documents, fees and no default. Each Lender’s obligation to contribute to an Advance or Tranche (as the case may be) is subject to the following conditions precedent:

(a)	that, on or before the Drawdown Date relative to the Existing Ships Advance, the Agent receives the documents described in Part A of Schedule 5 in form and substance satisfactory to the Agent;

(b)	that, on or before the Drawdown Date relative to each New Ship Advance, the Agent receives the documents described in Part B of Schedule 5 in form and substance satisfactory to the Agent;

(c)	that, on or before the Drawdown Date relative to the First Additional Ship Advance and the Second Additional Ship Advance, the Agent receives the documents described in Part C of Schedule 5 in form and substance satisfactory to the Agent;

(d)	that, on or before the Drawdown Date relative to the first Tranche of the Third Additional Ship Advance, the Agent receives the documents described in Part D of Schedule 5 in form and substance satisfactory to the Agent;

(e)	that, on or before the Drawdown Date relative to the second Tranche of the Third Additional Ship Advance, the Agent receives the documents described in Part E of Schedule 5 in form and substance satisfactory to the Agent;

(f)	that, on or before the Drawdown Date relative to the third Tranche of the Third Additional Ship Advance, the Agent receives the documents described in Part F of Schedule 5 in form and substance satisfactory to the Agent;

(g)	that, on or before the Drawdown Date relative to the fourth Tranche of the Third Additional Ship Advance, the Agent receives the documents described in Part G of Schedule 5 in form and substance satisfactory to the Agent;

(h)	that, on or before the first Drawdown Date, the Agent receives all accrued commitment fee and all other fees referred to in Clause 20.1 which are payable at that time and has received payment of the expenses referred to in Clause 20.2;

(i)	that both at the date of each Drawdown Notice and at each Drawdown Date:

(i)	no Event of Default or Potential Event of Default has occurred and is continuing or would result from the borrowing of the Loan;

(ii)	the representations and warranties in Clause 10 and those of the Borrowers or any Security Party which are set out in the other Finance Documents would be true and not misleading if repeated on each of those dates with reference to the circumstances then existing;

(iii)	none of the circumstances contemplated by Clause 5.5 has occurred and is continuing; and

(iv)	there has been no material adverse change in the business, condition (financial or otherwise) or operations of the Group, taken as a whole, since the date of this Agreement;

(j)	that, if the ratio set out in Clause 15.1 were applied immediately following the making of the Advance or Tranche (as the case may be), the Borrowers would not be obliged to provide additional security or prepay part of the Loan under that Clause; and

(k)	that, at each Drawdown Date, the Agent has received and found to be acceptable to it any further opinions, consents, agreements and documents in connection with the Finance Documents which the Agent may, with the authorisation of the Majority Lenders, reasonably request by notice to the Borrowers prior to the relevant Drawdown Date.

9.2	Waiver of conditions precedent. If the Majority Lenders, at their discretion, permit an Advance or Tranche (as the case may be) to be borrowed before certain of the conditions referred to in Clause 9.1 are satisfied, the Borrowers shall ensure that those conditions are satisfied within 5 Business Days after the Drawdown Date relative to that Advance or Tranche (or such longer period as the Agent may, with the authority of the Majority Lenders, specify).”;

(p)	by deleting Clause 10.13 (b) thereof and replacing it with the following:

“(b)	except as disclosed to the Agent prior to the date this representation is made or deemed made, no amendments or additions to any Underlying Document have been agreed nor has any Owner or the Holding Company or (to the best of the Borrowers’ knowledge and belief) any Seller or the Charterer or the Refund Guarantor or the Performance Guarantor or any of the other parties to any Underlying Document, waived any of their respective rights under any Underlying Document.”;

(q)	by adding a new Clause 19.1 (n) thereto as follows:

“(n)	the Third Additional Ship MOA or any Refund Guarantee or the Performance Guarantee is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in force for any reason prior to delivery to Iron Endurance of the Third Additional Ship”;

(r)	by deleting the words “paragraph (g)” in Clause 14.12 (c) and replacing them with the words “paragraph (h)”;

(s)	by deleting the existing Schedule 2 and replacing it with a new Schedule 2 as attached to this Second Supplemental Agreement;

(t)	by construing all references to “Relevant Additional Ship” in Part C of Schedule 5 thereto as references to either the First Additional Ship or the Second Additional Ship (as the case may be);

(u)	by adding a new Part D, Part E, Part F and Part G to Schedule 5 thereto, as attached as Schedule 4 to this Second Supplemental Agreement;

(v)	by adding a new Schedule 18 (Pre delivery Security Assignment) thereto, as attached as Schedule 5 to this Second Supplemental Agreement; and

(w)	by construing all references therein to “this Agreement” where the context admits as being references to “this Agreement as the same is amended and supplemented by the Second Supplemental Agreement and as the same may from time to time be further supplemented and/or amended”.

4.2	In consideration of the agreement of the Creditor Parties contained in Clause 2.1 of this Second Supplemental Agreement, the Borrowers hereby agree with the Creditor Parties that the provisions of the Finance Documents shall, as of the date on which the conditions precedent set out in Clause 3 have been complied with to the satisfaction of the Agent, be varied and/or amended and/or supplemented as follows:

(a)	the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended and supplemented by this Second Supplemental Agreement;

(b)	by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Second Supplemental Agreement.

4.3	For the avoidance of doubt, it is agreed that (subject to and upon the terms and conditions of this Second Supplemental Agreement) the Third Additional Ship shall be deemed to satisfy the Additional Ship Requirements.

5	RELEASE

5.1	The Creditor Parties and each Released Borrower hereby agree that, as and with effect from the date of receipt by the Agent of the relevant amount of the Mandatory Prepayment relating to the Released Ship owned by the Released Borrower, they shall each mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Loan Agreement and the Released Finance Documents relating to such Released Borrower and in respect of anything done or omitted to be done under or in connection therewith, but without prejudice to the rights of the Creditor Parties and the remaining Borrowers against each other in respect of any such liabilities, obligations, claims and demands.

6	CONTINUANCE OF LOAN AGREEMENT AND FINANCE DOCUMENTS

6.1	Save for the alterations to the Loan Agreement made or to be made pursuant to this Second Supplemental Agreement and such further modifications (if any) thereto as may be necessary to make the same consistent with the terms of this Second Supplemental Agreement, the Loan Agreement shall remain in full force and effect.

6.2	The Finance Documents shall continue and remain valid and enforceable and in full force and effect, as amended by:

(a)	the amendments thereto contained or referred to in Clauses 4.1 and 4.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Second Supplemental Agreement.

7	REPRESENTATIONS AND WARRANTIES

7.1	Each Borrower hereby jointly and severally represents and warrants to each of the Creditor Parties, as at the date of this Second Supplemental Agreement, that the representations and warranties set forth in Clause 10 of the Loan Agreement and in each of the other Finance Documents to which it is a party (in each case updated mutatis mutandis to the date of this Second Supplemental Agreement) are true and correct as if all references therein to “this Agreement” were references to the Loan Agreement as amended by this Second Supplemental Agreement.

7.2	Each Borrower hereby further jointly and severally represents and warrants to each of the Creditor Parties that as at the date of this Second Supplemental Agreement:-

(a)	each Borrower has full power to enter into and perform its obligations under this Second Supplemental Agreement;

(b)	all necessary governmental or other official consents, authorisations, approvals, licences, consents or waivers for the execution, delivery, performance, validity and/or enforceability of this Second Supplemental Agreement and all other documents to be executed in connection with the amendments to the Loan Agreement as contemplated hereby have been obtained and will be maintained in full force and effect throughout the Security Period;

(c)	each Borrower has taken all necessary corporate or (as the case may be) limited liability company and other action to authorise the execution, delivery and performance of its obligations under this Second Supplemental Agreement and such other documents to which it is a party and such documents do or will upon execution thereof constitute the valid and binding obligations of each Borrower enforceable in accordance with their respective terms; and

(d)	the execution, delivery and performance of this Second Supplemental Agreement and all such other documents as contemplated hereby does not and will not during the Security Period constitute a breach of any contractual restriction or any existing applicable law, regulation, consent or authorisation binding on any Borrower or on any of its property or assets and will not result in the creation or imposition of any security interest, lien, charge or encumbrance (other than under the Finance Documents) on any of such property or assets.

8	FURTHER ASSURANCES

8.1	The Borrowers shall, and shall procure that any other party to any Finance Document shall:

(a)	execute and deliver to the Lenders (or as they may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the laws of England or such other country as the Lenders may, in any particular case, specify;

(b)	effect any registration or notarisation or legalisation, give any notice or take any other step,

which the Lenders may, by notice to the Borrowers or other party, specify for any of the purposes described in Clause 8.2.

8.2	Those purposes are:

(a)	validly and effectively to create any Security Interest or right of any kind which the Lenders intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

8.3	The Lenders may specify the terms of any document to be executed by a Borrower or any other party under Clause 8.1, which terms shall be to give effect to the purposes set forth in Clause 8.2.

8.4	Each Borrower or any other party shall comply with a notice under Clause 8.1 by the date specified in the notice.

9	FEES AND EXPENSES

9.1	The provisions of clause 20 (Fees and Expenses) of the Loan Agreement, as amended and supplemented by this Second Supplemental Agreement, shall apply to this Second Supplemental Agreement as if they were expressly incorporated in this Second Supplemental Agreement with any necessary modifications.

10	COMMUNICATIONS

10.1	General. The provisions of clause 28 (Notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Second Supplemental Agreement as if they were expressly incorporated in this Second Supplemental Agreement with any necessary modifications.

11	SUPPLEMENTAL

11.1	Counterparts. This Second Supplemental Agreement may be executed in any number of counterparts.

11.2	Third party rights. A person who is not a party to this Second Supplemental Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Second Supplemental Agreement.

12	LAW AND JURISDICTION

12.1	Governing law. This Second Supplemental Agreement shall be governed by and construed in accordance with English law.

12.2	Incorporation of the Loan Agreement provisions. The provisions of clause 31 (Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Second Supplemental Agreement, shall apply to this Second Supplemental Agreement as if they were expressly incorporated in this Second Supplemental Agreement with any necessary modifications.

IN WITNESS WHEREOF the parties hereto have caused this Second Supplemental Agreement to be duly executed the day and year first above written.

BORROWERS

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
FEARLESS SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
KING COAL SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
COAL GLORY SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
COAL AGE SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON MAN SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
BARBARA SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
COAL PRIDE SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
LINDA LEAH SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON BEAUTY SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
KIRMAR SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
GRAIN EXPRESS SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON KNIGHT SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
GRAIN HARVESTER SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON BRADYN SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON FUZEYYA SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON KALYPSO SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
ORE HANSA SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
SANTA BARBARA SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON BILL SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON VASSILIS SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON ANNE SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
PASCHA SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON LINDREW SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
COAL GYPSY SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
COAL HUNTER SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON BROOKE SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON MANOLIS SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
LOWLANDS BEILUN SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON ENDURANCE SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
IRON MINER SHIPCO LLC	)

SIGNED by Effie P. Paraskevopoulou	)	/s/ Effie P. Paraskevopoulou
for and on behalf of	)
QUINTANA MARITIME LIMITED	)

LENDERS

SIGNED by Prodromos Papatheodorou	)	/s/ Prodromos Papatheodorou
Dimitris Christalopoulos	)	/s/ Dimitris Christalopoulos
for and on behalf of	)
FORTIS BANK	)
(formerly called Fortis Bank N.V./S.A.))

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
THE GOVERNOR AND COMPANY OF	)
THE BANK OF SCOTLAND	)

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
BAYERSICHE HYPO-UND	)
VEREINSBANK AG	)

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
HSH NORDBANK AG	)

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
NIBC BANK N.V.	)
)

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
NORDDEUTSCHE LANDESBANK	)
GIROZENTRALE	)

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
KfW	)

SIGNED by Taxis Constantaras	)	/s/ Taxis Constantaras
for and on behalf of	)
CITIBANK INTERNATIONAL plc	)

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
ALLIANCE & LEICESTER	)
COMMERCIAL FINANCE plc	)

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
LANDESBANK HESSEN—)
THURINGEN GIROZENTRALE	)

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
SUMITOMO MITSUI BANKING	)
CORPORATION	)

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
NATIXIS	)
(formerly called Natexis Banques Populaires))

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
BANK OF AMERICA, N.A	)

MANDATED LEAD ARRANGER/UNDERWRITER

SIGNED by Prodromos Papatheodorou	)	/s/ Prodromos Papatheodorou
Dimitris Christalopoulos	)	/s/ Dimitris Christalopoulos
for and on behalf of	)
FORTIS BANK	)
(formerly called Fortis Bank N.V./S.A.))

JOINT LEAD ARRANGERS

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
For and on behalf of	)
THE GOVERNOR AND COMPANY OF	)
THE BANK OF SCOTLAND	)

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
BAYERISCHE HYPO-UND	)
VEREINSBANK AG	)

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
HSH NORDBANK AG	)

CO-ARRANGER

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
NIBC BANK N.V.	)

AGENT/SECURITY TRUSTEE/SOLE BOOKRUNNER

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
FORTIS BANK (NEDERLAND) N.V.	)

SWAP BANKS

SIGNED by Stelios Andriotis	)	/s/ Stelios Andriotis
for and on behalf of	)
FORTIS BANK (NEDERLAND) N.V.	)

Witness to all the	)	/s/ Jeremy M. Watson
above signatures	)

Name:	Jeremy M. Watson
Solicitor
Address:	Constant & Constant
2, Defteras Merarchias
Piraeus 185 36 Greece

SCHEDULE 1-5 (omitted)